U.S. GLOBAL INVESTORS FUNDS

                      SEPTEMBER 24, 1998, SUPPLEMENT TO
                      PROSPECTUS DATED NOVEMBER 3, 1997

                              GOLD SHARES FUND
                              WORLD GOLD FUND
                           GLOBAL RESOURCES FUND


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PAGE 19--PORTFOLIO MANAGERS

Delete two paragraphs on page 19 of the prospectus and the reference to page 19 in the July 1, 1998, supplement regarding the portfolio managers of the World Gold, Gold Shares and Global Resources Funds. Replace with the following paragraphs:

      Gil Atzmon is a gold stock analyst and leader of the portfolio team managing the World Gold and Gold Shares Funds. Mr. Atzmon, formerly portfolio manager for the World Gold and Global Resources Funds from 1987 to 1990, rejoined the company as portfolio man ager in June 1998. From 1990 to 1993 he was vice president of investor relations for Dayton Mining Corporation where he raised $50 million in equity. From 1993 to 1998 he ran his own consulting and management firm advising money managers on investment deci sions and strategies and mining companies on financing and corpo rate development. Mr. Atzmon holds a masters degree in energy and mineral resources from The University of Texas and a bachelors degree in geology and geography from Columbia University.

      Michael Chapman, a Chartered Financial Analyst, had led the portfo lio team managing the Global Resources Fund since September 1998. Mr. Chapman joined the adviser as a senior research analyst in November 1995. From 1992 to 1995 he was a petroleum engineer and earned his master's degree in energy and mineral resources from The University of Texas.